UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Paramark Enterprises, Inc.
                (Name of Registrant as Specified In Its Charter)

                           Paramark Enterprises, Inc.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

          N/A

     (2) Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4) Proposed maximum aggregate value of transaction:

          N/A

     (5) Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           PARAMARK ENTERPRISES, INC.
                                One Harmon Plaza
                           Secaucus, New Jersey 07094

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1999

To the Stockholders of Paramark Enterprises, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paramark Enterprises, Inc. (the "Company") will be held at 10:00 am Eastern Standard Time on Thursday June 10, 1999 at the law offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania, for the following purposes:

         1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The close of business on April 30, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.


                           By Order of the Board of Directors



                           Alan S. Gottlich, Secretary

Secaucus, New Jersey
May 7, 1999

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID AND ADDRESSED ENVELOPE WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO THE TIME THEY ARE VOTED, AND STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                           PARAMARK ENTERPRISES, INC.
                                One Harmon Plaza
                           Secaucus, New Jersey 07094


                                PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished to the holders of Common Stock $.01 per value, (the "Common Stock") of Paramark Enterprises, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies in the form enclosed to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the law offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania on Thursday, June 10, 1999, at 10:00 am Eastern Standard Time, and for any adjournment or adjournments thereof, for the following purposes:

          1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified, and

          2. To transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors knows of no other business which will come before the Annual Meeting.

         The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is May 7, 1999.

         All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted as specified. If no specified instructions are given with respect to the matters to be acted upon, the shares represented by a signed and dated proxy will be voted in favor of the Company's nominees for director, and in the judgment of the Board of Directors, on any other matters which may properly come before the Annual Meeting. Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         Only stockholders of record at the close of business on April 30, 1999 are entitled to notice and to vote at the Annual Meeting or any adjournment thereof. On the record date, there were issued and outstanding 3,373,083 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting.

In order for a quorum to be present, a majority of the outstanding shares of the Company's common stock as of the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. The election of directors will be determined by a plurality vote. The affirmative vote of holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve any other business matters properly brought before the Annual Meeting. An abstention or broker non-vote, therefore will have the same effect as an "against" vote.

         The executive officers of the Company are located at One Harmon Plaza, Secaucus, New Jersey 07094 and its telephone number is (201) 422-0910.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which the Company had not received notice of, at least 60 but not more than 90 days prior to the Annual Meeting (provided that if less than 70 days notice or prior public disclosure of such meeting is provided, the 10th day following the date notice of the Annual Meeting is mailed or public notice of the Annual Meeting date is made) are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fida nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

                              BENEFICIAL OWNERSHIP

        The following table sets forth information, as of December 31, 1998 as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company and the executive officers of the Company listed in the Summary
Compensation Table below, all directors and executive officers as a group and persons known by the Company to beneficially own more than 5% of the Common Stock. Except as set forth below, no person beneficially owns more than 5% of the Common Stock.

                                                     Number of Shares
         Name and Address of                         of Common Stock                       Percent
         Beneficial Owner (1)                        Beneficially Owned (2)           Beneficially Owned
         -------------------------------------------------------------------------------------------------
         Charles Loccisano                           1,515,049  (3)(4)                     38.6%
         Alan Gottlich                                 345,589  (5)(6)                      8.8%
         Philip Friedman                                82,109  (7)                         2.1%
         Paul Bergrin                                   37,500  (8)                         1.0%

         All Directors and Executive Officers
         as of group (four persons)                  1,980,247  (9)                        50.4%

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company's principal executive offices.
(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by of for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. Certain of these shares are held in escrow ("Escrow Shares") and are subject to release on the earlier of (a) the achievement by the Company of certain minimum pre-tax earnings during specified periods, and (b) May 12, 2001. Such shares may be voted but may not be transferred prior to the release from escrow.
(3) Includes 506,695 shares held by The Charles Loccisano Irrevocable Trust f/b/o Marissa Loccisano of which 213,747 are Escrow Shares, and 506,695 shares held by The Charles Loccisano Irrevocable Trust f/b/o Michael Loccisano (jointly referred to as the "Loccisano Trusts") of which 213,746 are escrow shares, with respect to which Mr. Loccisano is the settlor. Mr. Loccisano disclaims beneficial ownership of these shares. Mr. Gottlich and Mr. Feiger are the trustees of the Loccisano Trusts and posses shared voting and dispositive power.
(4) Includes a maximum of 283,125 shares which may be acquired upon the exercise of options exercisable within the next 60 days. Excludes 30,000 shares subject to options not exercisable within the next 60 days.
(5) Includes a maximum of 158,250 shares which may be acquired upon the exercise of options exercisable within the next 60 days. Excludes 30,000 shares subject to options not exercisable within the next 60 days.
(6) Includes 155,874 shares held by Mr. Gottlich's spouse of which 64,765 are Escrow Shares, as to which Mr. Gottlich disclaims beneficial ownership.
     Excludes 1,013,390 shares held by the Loccisano Trusts over which Mr. Gottlich has shared voting and dispositive power.
(7) Includes a maximum of 77,109 shares which may be acquired upon the exercise of options exercisable within the next 60 days. Excludes 30,000 shares subject to options not exercisable within the next 60 days.
(8)  Represents   shares  that  are  issuable   upon  the  exercise  of  options
     exercisable within the next 60 days. Excludes 30,000 shares subject to options not exercisable within the next 60 days.
(9) Includes a maximum of 555,984 shares which may be acquired upon the exercise of options that are exercisable within the next 60 days.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Under the Company's by-laws, the Company's Directors are elected for one year terms until their respective successors are duly elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified.

         Under the Company's by-laws, the Board of Directors shall consist of not less than three and not more than fifteen directors, such numbers to be set by the Board by resolution. The Board has set the number of directors at four.

         All the nominees are currently serving as directors of the Company. The Company knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for election of such substitute nominee as the Board may designate.

         The Company's Board of Directors recommends voting "FOR" the four nominees listed below.

Information about Directors

         The following table sets forth certain information with respect to the executive officers and directors of the Company as of the Record Date. There are no family relationships among any directors or executive officers of the Company.

Name                                 Age           Position with the Company             Director Since
Charles Loccisano                    50            Chairman, Chief Executive Officer     1992
                                                   and Director

Alan Gottlich                        38            President, Chief Financial Officer,   1992
                                                   Treasurer and Director

Philip Friedman                      51            Director                              1993

Paul Bergrin                         42            Director                              1996


         The following sets forth information regarding the Company's directors and executive officers. Unless otherwise indicated, all directors have held their present position for at least five years.

         Charles Loccisano has been the Chairman, Chief Executive Officer and Director of the Company since its acquisition in June 1992. Since 1980, Mr. Loccisano has primarily engaged in the acquisition, development and/or management of real estate through his general partnership interest in various real estate limited partnerships. Some of these partnerships were forced to file for protection under the United States Bankruptcy Code after a turndown in the real estate market in 1987 and after the temporary loss by Mr. Loccisano, and his partner, of control of these limited partnerships. Subsequently, Mr. Loccisano and his partner regained control, and some of these partnerships were successfully reorganized and some lost their real properties in bankruptcy and/or to foreclosure. Mr. Loccisano, through a separate entity and with partners, was also a franchisee of the Company until 1993, and was a principal of a company that owned five Roy Roger restaurants in New Jersey from 1989 through 1994.

         Alan Gottlich has been the Vice Chairman, Chief Financial Officer and Director of the Company since its acquisition in June 1992, and the President since October, 1996. Prior thereto, Mr. Gottlich was primarily engaged in the acquisition, development and/or management of real estate through his general partner interest in various real estate limited partnerships. One of these entities was forced to file for protection under the United States Bankruptcy Code in 1993 and subsequently lost its real property. Mr. Gottlich, through a separate entity and together with partners, was also a franchisee of the Company until 1993, and was a principal of a company that owned five Roy Rogers restaurants in New Jersey from 1989 through 1994. Prior to that, Mr.
Gottlich was a staff accountant at Touche Ross & Co.

         Philip Friedman has been a Director of the Company since August 1993. Mr. Friedman is the president of McAlister's Corporation, operator and franchiser of the McAlister's Deli Restaurant chain. He is also Chairman of the Board for Rosti Restaurants and is the President and principal shareholder of P.Friedman & Associates, Inc., a food management and consulting company based in Rockville, Maryland. From 1984 through 1986, he was he was Vice President of Finance and Administration for Cini-Little International, Inc., the largest food service consulting firm in the United States. While with P. Friedman & Associates, Mr. Friedman has taken interim executive positions with certain clients. In 1996, Mr. Friedman was named interim President of Panda Management Company, Inc. a national chain of restaurants serving Chinese food. Mr. Friedman graduated from the University of Connecticut with Bachelors and Masters degrees and received his MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Friedmn serves as a director of Roadhouse Grill, Inc., a publicly traded corporation.

         Paul Bergrin has been a Director of the Company since November 1996. Mr. Bergrin has been a partner in the law firm of Pope, Grossman, Bergrin Toscano and Verdesco for more than the last five years specializing in criminal and civil litigation.

Directors' Meetings

         The Board of Directors met 6 times during the fiscal year 1998. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

Committees of the Board of Directors

         The Board of Directors has established compensation, audit and option committees. The members of the Compensation Committee, the Audit Committee and the Option Committee consists of Philip Friedman and Paul Bergrin. The Audit Committee, the Compensation Committee and the Option Committee each held one meeting in fiscal 1998.

         The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audits results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

         The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of, and administers, the Company's compensation and benefit programs, other than the 1993 Stock Option Plan and the 1996 Stock Option Plan.

         The Option Committee administers the 1993 Stock Option Plan and the 1996 Stock Option Plan and, to the extent provided by such Plans, determines the persons to whom options are granted, the exercise price, term and number of shares covered by each option to be granted. In addition, the Option Committee exercises all discretionary power regarding the Plan's operations.

Advance Notice For Director Nominations

         The Company's By-laws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. However, in the event that less than 70 days prior notice of the date of the meeting is given to stockholders, notice by the stockholders must be received not later than 10 days after notice of the meeting has been given. Based on the scheduled meeting date for this year's annual meeting, in order for a stockholder to propose director nominations at the 1999 Annual Meeting, the stockholder must deliver notice to the Secretary no later than May 17, 1999. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and each other officer who made in excess of $100,000 (salary plus bonuses) (the "Named Officers") for the fiscal years ended December 31, 1998, 1997 and 1996. No other executive officers of the Company who were serving as such at the end of such fiscal years received salary and bonus in excess of $100,000.

                                                                                Long Term Compensation Awards
                                                Annual Compensation     Other
Name and Principal                                                      Annual          Securities
Position                            Year      Salary          Bonus     Comp.(1)        Underlying Options
Charles Loccisano,                  1998     $189,935 (2)    $105,984     $12,000         312,125 (4)
Chairman, and Chief                 1997      134,615          68,805      12,000         225,000
Executive Officer                   1996      130,000          31,500      12,000              -0-

Alan Gottlich,                      1998     $125,818 (3)      $52,992    $ 9,000         188,250 (4)
President and Chief                 1997       98,464           34,402      9,000         163,500
Financial Officer                   1996       95,000           14,000      9,000             -0-

(1)  These amounts represent reimbursable automobile expenses.

(2) $17,500 of this amount represents salary accruals from 1997 paid during 1998.

(3) $11,250 of this amount represents salary accruals from 1997 paid during 1998.

(4) In January 1998, the Board of Directors approved a resolution by the Options Committee whereby the Company canceled stock options held by
     Messrs. Loccisano and Gottlich in the amount of 417,500 and 251,000 respectively, and granted new options in the amount of 313,125 and 188,250 respectively.

Stock Option Grants in Last Fiscal Year

         The following table sets forth information regarding options granted to the Named Officers during fiscal 1998.

                                Number of            % of Total Options   Exercise or Base     Expiration Date
                                Securities           Granted to           Price
                                Underlying Options   Employees in
Name                            Granted              Fiscal 1998
Charles Loccisano, Chairman,    313,125              42.0%                $.50                 March 15, 2008
and Chief Executive Officer

Alan Gottlich, President, and   188,250              25.3%                $.50                 March 15, 2008
Chief Financial Officer

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information regarding aggregate option exercises and year end option values.

                                                                          Number of            Value of
                                                                          Unexercised          Unexercised
                                                                          Options  at          In-The-Money
                                                                          12/31/98 (1)         Options at 12/31/98
                                Shares Acquired on       Value Realized   Exercisable/         Exercisable/
Name                            Exercise                                  Unexercisable        Unexercisable
Charles Loccisano, Chairman     0                        0                313,125 / 30,000     0 / 0
and Chief Executive Officer

Alan Gottlich, President, and   0                        0                188,250 / 30,000     0 / 0
Chief Financial Officer


Director Compensation

The Company provides compensation to outside directors at the rate of $300 per month, and provides reimbursement of travel and other expenses incurred in attending meetings. Directors who are employees of the Company do not receive fees for attendance at director' meetings.

During the last fiscal year, the Company canceled options held by Philip Friedman and Paul Bergrin, its two outside directors, in the amount of 125,000 and 90,000 respectively, and granted new options in the amount of 107,109 and 67,500 respectively. The new options are exercisable at $.50 per share, and have the same vesting provisions as the canceled options. As of December 31, 1998, 77,109 options have vested to Philip Friedman and 37,500 options have vested to Paul Bergrin.

No other compensation was paid to the directors during the last fiscal year.

Employment Contracts and Change of Control Agreements

On October 1, 1997, the Company entered into a three year employment agreement with Charles Loccisano, the Company's Chairman and Chief Executive Officer, providing for an annual base salary of $175,000. The base salary will be increased by 10% per annum on each anniversary, and a bonus may be payable at the discretion of the Board of Directors.

On October 1, 1997, the Company entered into a three year employment agreement with Alan Gottlich, the Company's President and Chief Financial Officer, providing for an annual base salary of $125,000. The base salary will be increased by 10% per annum on each anniversary, and a bonus may be payable at the discretion of the Board of Directors.

Both of these employment agreements include change of control provisions providing for a payment equal to two years base salary plus one half of aggregate bonuses paid during the three years prior to termination. In addition, both of these employment agreements have a number or provisions relating to term, duties, termination and other contractual rights.

                              CERTAIN TRANSACTIONS

Policy for Related Party Transactions

         The Company believes that all transactions with officers, directors, or affiliates to date are on terms no less favorable than those available from unaffiliated third parties. It is the Company's policy that all future transactions with officers, directors, or affiliates will be approved by the independent members of the Company's Board of Directors not having an interest in the transaction and will be on terms no less favorable than could be obtained from unaffiliated third parties.

Heinz Bakery Products License Agreement

         In June 1992, the Company entered into an exclusive 20 year license agreement with Heinz Bakery Products ("Heinz"), pursuant to which, among other things, Heinz paid an aggregate of $1.425 million in advance royalties to be offset by actual royalties earned. The advance royalties owed to Heinz were guaranteed by Charles Loccisano, the Chairman and Chief Executive Officer of the Company. In August 1996, the Company entered into an agreement with Heinz to terminate the license agreement and satisfy the balance due under the promissory note in the amount of approximately $795,000 based on a payment of $600,000 made in August 1996, the assignment of a $100,000 promissory note receivable from Triarc, and the forgiveness of the balance of $95,000. At December 31, 1998, the Heinz note was paid in full.

Loans and Investments from Affiliates

         In November 1997, Charles Loccisano, the Company's Chairman, Chief Executive Officer, and Director, and Alan Gottlich, the Company's President, Chief Financial Officer and Director purchased an aggregate of 20,000 shares of convertible Series B Preferred Stock at a price of $5.00 per share. The Series B Preferred Stock carried a dividend equal to 8% per annum payable semi annually, were convertible into common stock at the holders option and were redeemable by the Company at its option. The purchase price for the Series B Preferred Stock was paid for in a combination of cash and promissory notes payable to the Company. In January 1998, the Company redeemed the 20,000 Series B Preferred Stock at a price of $5.00 per share.

         In January 1998, Charles Loccisano, the Company's Chairman and Chief Executive Officer, and Alan Gottlich, the Company's President and Chief Financial Officer provided the Company with loans aggregating $282,500. In March 1998, based on the need for additional funding resulting from the receipt of large purchase orders from Walmart Super Centers, the previous loans provided by Loccisano and Gottlich were repaid in full, and Messrs. Loccisano and Gottlich agreed to provide the Company with a credit line for up to $500,000, with interest payable quarterly at the applicable federal rate of 5.39% per annum. The line of credit is secured by payments due to the Company under its purchase agreement with Triarc. In consideration for providing this credit line, the Company granted Messrs. Loccisano and Gottlich an aggregate of 300,000 unregistered shares of common stock. This credit line was repaid in full in August 1998 out of the proceeds of the Triarc transaction.

         In August 1998, Charles Loccisano, the Company's Chairman and chief Executive Officer, and Alan Gottlich, the Company's President and Chief Financial Officer, provided the Company with short term bridge loans aggregating $100,000. These loans provided for a loan fee of 5% representing the initial loan fees and interest on the loan. These loans were repaid in full in August 1998 out of the proceeds of the Triarc transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 (A) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On January 31, 1997 the Company dismissed Goldstein, Golub Kessler & Co. P.C. ("GGK") as its independent auditors. Such dismissal was approved by the company's Board of Directors. GGK's report upon the Company's financial statements for its fiscal year ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to audit scope or accounting principles. The report was prepared assuming that the Company will continue as a going concern. During the Company's fiscal year ended December 31, 1995 and to the date of GGK's dismissal (the "Interim Period"): (i) there were no disagreements (of nature contemplated by
Item 304 (a) (1) (iv) of Regulation S-K) between the Company and GGK; and (ii) there were no reportable events of nature contemplated by Item 304 (a) (1) (iv)
(B) of Regulation S-B.

         On January 31, 1997 the Company engaged Arthur Andersen LLP ("AA) as its independent auditors for the Company's fiscal year ended December 31, 1996. During the Company's fiscal year ended December 31, 1995 and the Interim Period, the Company did not consult with AA with respect to any of the matters contemplated by Item 304 (a) (2) (i)-(ii) of Regulation S-B.

         On February 14, 1997 AA resigned its position as the Company's independent auditors. Such resignation was necessitated because AA concluded that it had a conflict of interest in reporting on the Company's financial statements for the fiscal year ended December 31, 1996 due to the fact that AA had rendered financial advisory services to the company for which it received a fee. During the Company's engagement of AA through the date of AA's withdrawal (the "Second Interim Period"): (i) there were no disagreements (of nature contemplated by Item 304 (a) (1) (iv) (A) of Regulation S-B) between the Company and GGK; and (ii) there were no reportable events of nature contemplated by Item 304 (a) (1) (iv) (B) of Regulation S-B.

         On February 21, 1997 the Company retained Amper, Politziner & Mattia ("AP&M") as its independent accountants for the Company's fiscal year ended December 31, 1996. during the Company's fiscal year ended December 31, 1995, the Interm Period and the Second Interm Period, the Company did not consult with AP&M with respect to any of the matters contemplated by Item 304 (a) (2)
(i)-(ii) of Regulation S-K. AP&M has served as the Company's independent public accountants since 1996. Based upon the recommendation of the Audit Committee, the Board of Directors had selected AP&M to be the Company's independent certified public auditors for fiscal 1999. A representative of AP&M is expected to be present at the Annual Meeting to have the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions.

                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

         As of the date hereof, the Company knows of no other business that will be presented for consideration at the annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                            EXPENSES OF SOLICITATION

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their families. Solicitation may be undertaken by mail, telephone, telegram or personal contract by directors, officers and employees of the Company without additional compensation, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with such solicitation.

         ADP Proxy Services will assist in the solicitation of proxies by the Company for a fee of approximately $2,500.

                             STOCKHOLDERS PROPOSALS

         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting will be not less than 60 days nor more than 90 days prior to the Annual Meeting, provided that if less than 70 days notice or prior public disclosures of the Annual Meeting date is given, notice by stockholders must be received not later than the close of business on the 10th day following the day on which notice of the Annual Meeting was mailed or public disclosure thereof made, which ever occurs first. As to all such matters which the Company does not have notice on or prior to the applicable time frame set forth above, shall not be considered or voted upon at the Annual Meeting. With respect to Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the Annual Meeting to be held in 2000, stockholder proposals regarding the 2000 Annual Meeting must be submitted to the Company at its office located at One Harmon Plaza, Secaucus, New Jersey, 07094 by January 1, 2000 (or if the Annual Meeting date is changed by more than 30 days from the 1999 Annual Meeting date, a reasonable time prior to the Company's 2000 proxy materials). Any such proposals must also comply with the proxy rules under the Exchange Act.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to stockholders for the year ended December 31, 1998 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                                Alan S. Gottlich
                                    Secretary
                           Paramark Enterprises, Inc.
                                One Harmon Plaza
                               Secaucus, NJ 07094

REVOCABLE PROXY
                           PARAMARK ENTERPRISES, INC.
                                One Harmon Plaza
                           Secaucus, New Jersey 07094

                 This Proxy solicited by the Board of Directors
              for Annual Meeting of Stockholders on June 10, 1999

         The undersigned hereby constitutes and appoints Charles Loccisano and Alan Gottlich and each of them, with full power of substitution, the attorneys in fact and proxies of the undersigned with full power of substitution for and in the name of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Paramark Enterprises, Inc. (the "Company") to be held on June 10, 1999 at 10:00 am Eastern Standard Time, and any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of stock of Paramark Enterprises, Inc. to which the undersigned is entitled to vote as indicated on the proposals as more fully set forth in the Proxy Statement and in their discretion upon such other matters as may come before the Annual Meeting. The undersigned directs that this proxy be voted as follows:

(1)      Election of Directors for terms of one year
         Nominees: CHARLES LOCCISANO, ALAN GOTTLICH, PHILIP FRIEDMAN, and PAUL BERGRIN (mark only one of the following lines)

         [ ] VOTE FOR all nominees listed above, except vote withhold as to the following nominees (if any):

         [ ] VOTE WITHHELD for all nominees

(2) To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote FOR the election of the named nominees for director. The Board of Directors recommends a vote for all nominees.

         The proxy agents present and acting in person or by their substitutes (or if only one is present and acting, them that one) may exercise all the powers conferred by this Proxy. Discretionary authority is conferred by this Proxy as to certain matters described in the Company's Proxy Statement.

                                            The undersigned hereby  acknowledges
                                            receipt of the Company's 1998 Annual
                                            Report  to   Stockholders   and  the
                                            Notice   of   Meeting    and   Proxy
                                            Statement for the  aforesaid  Annual
                                            Meeting.

                                            ___________________________
                                            (Date)


                                            ___________________________
                                            Signature of Stockholder


                                            ___________________________
                                            Signature of Stockholder

                                            DATE  AND  SIGN   EXACTLY   AS  NAME
                                            APPEARS  HEREON  EACH  JOINT  TENANT
                                            MUST SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR,  TRUSTEE,  ETC.  GIVE FULL
                                            TITLE.  IF SIGNER IS A  CORPORATION,
                                            SIGN  IN  FULL   CORPORATE  NAME  BY
                                            AUTHORIZED OFFICER.


PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.